Exhibit 10.7

EILEAN THERAPEUTICS, LLC

2022 Equity Incentive Plan

Adopted on July 5, 2022

i

EILEAN THERAPEUTICS LLC 2022 Equity Incentive Plan

SECTION 1. ESTABLISHMENT AND PURPOSE.

The purpose of this Plan is to offer persons selected by the LLC an opportunity to acquire a proprietary interest in the success of the LLC, or to increase such interest, by acquiring Common Units. This Plan provides for the direct award and sale of Common Units. This Plan shall constitute the Equity Incentive Plan as defined in the LLC Agreement. Common Units may be granted as “profits interests” within the meaning of I.R.S. Revenue Procedures 93-27 and 2001-43 for United States federal income tax purposes. In the event any term or provision of this Plan conflicts with the LLC Agreement, the terms and provisions of the LLC Agreement shall govern.

Capitalized terms are defined in Section 12.

SECTION 2. ADMINISTRATION.

Subject to the provisions of this Plan and the LLC Agreement, the Board of Managers shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of this Plan; provided that with respect to the terms and conditions of awards granted to Participants outside the United States, the Board of Managers may vary from the provisions of this Plan to the extent it determines it necessary and appropriate to do so. All decisions, interpretations and other actions of the Board of Managers shall be final and binding on all Participants and all persons deriving their rights from a Participant.

SECTION 3. ELIGIBILITY.

Only Employees, Managers, Directors, Officers and Consultants of the LLC and its affiliates (the “Participants”) shall be eligible for the direct award or sale of Common Units.

SECTION 4. COMMON UNITS SUBJECT TO PLAN.

(a) Basic Limitation. Not more than one million (1,000,000) Common Units may be issued under this Plan (subject to Subsection (b) below and Section 8)1. The number of Common Units that are subject to rights outstanding at any time under this Plan shall not exceed the number of Common Units that then remain available for issuance under this Plan. The LLC, during the term of this Plan, shall at all times reserve and keep available sufficient Common Units to satisfy the requirements of this Plan.

(b) Additional Common Units. In the event that Common Units issued under this Plan are reacquired by the LLC, such Common Units shall be added to the number of Common Units then available for issuance under this Plan. In the event Common Units that otherwise would have been issuable under this Plan are withheld by the LLC in payment of the Purchase Price or for withholding taxes, such Common Units shall remain available for issuance under this Plan. In the event that any right to any Common Units for any reason expires or is canceled or otherwise terminated, the Common Units shall be added to the number of Common Units then available for issuance under this Plan.

[1]	Please refer to Exhibit A for a schedule of the initial Common Unit reserve and any subsequent increases in the reserve.

SECTION 5. TERMS AND CONDITIONS OF GRANTS OF COMMON UNITS.

(a) Common Units with a Profits Interest Threshold Amount. The Common Units granted under this Plan with a Profits Interest Threshold Amount (as defined in Article I of the LLC Agreement) are intended to meet the definition of a “profits interest” in I.R.S. Revenue Procedures 93-27 and 2001-43. Accordingly, at the time such Common Units are granted, such Common Units will not give the Participant a share of the proceeds if the LLC’s assets were sold at fair market value and the proceeds of such disposition were distributed in complete liquidation of the LLC immediately after the Date of Grant (as defined in the Participant’s applicable Common Unit Grant Agreement), but give the holder a right to share in the appreciation in the value of the LLC from the date of receipt forward, as specifically provided in the LLC Agreement. In the event of any transaction described in Section 8(b), prior to the consummation of any such transaction so as to maintain the Participant’s exchange ratio, the Participant may contribute to the LLC an amount equal to the Profits Interest Threshold Amount of the Participant’s Common Units.

(b) Common Unit Grant or Purchase Agreement. Each award of Common Unit under this Plan shall be evidenced by a Common Unit Grant Agreement between the applicable Participant and the LLC. Each sale of Common Units under this Plan shall be evidenced by a Common Unit Purchase Agreement between the applicable Participant and the LLC. Such award or sale shall be subject to all applicable terms and conditions of this Plan and may be subject to any other terms and conditions which are not inconsistent with this Plan and which the LLC deems appropriate for inclusion in a Common Unit Grant Agreement or Common Unit Purchase Agreement. The provisions of the various Common Unit Grant Agreements and Common Unit Purchase Agreements entered into under this Plan need not be identical.

(c) Number of Common Units. Each Common Unit Grant Agreement shall specify the number of Common Units that are being granted and shall provide for the adjustment of such number in accordance with Section 8.

(d) Duration of Offers and Nontransferability of Rights. Any right to purchase Common Units under this Plan shall automatically expire if not exercised by the Participant within thirty (30) days after the grant of such right was communicated to the Participant by the LLC. Such right shall not be transferable and shall be exercisable only by the Participant to whom such right was granted.

(e) Purchase Price. The Board of Managers shall determine the Purchase Price of Common Units to be offered under this Plan pursuant to a Common Unit Purchase Agreement at its sole discretion. The Purchase Price shall be payable in a form described in Section 6.

(f) Profits Interest Threshold Amount. At the election of the LLC, each Common Unit Grant Agreement may specify the Profits Interest Threshold Amount. Subject to the preceding sentence, the Profits Interest Threshold Amount of any Common Unit shall be determined by the LLC at its sole discretion. Any distributions or Liquidation Event proceeds payable to a holder of a Common Unit with a Profits Interest Threshold Amount under the LLC Agreement shall be reduced by the Profits Interest Threshold Amount of such Unit as provided in the LLC Agreement. Accordingly, by way of illustration, if a Liquidation Event were to occur immediately after the issuance of a Common Unit with a Profits Interest Threshold Amount equal to the value of a Common Unit at the time of issuance, such holder would receive no proceeds with respect to such Unit under the LLC Agreement from the Liquidation Event since the Profits Interest Threshold Amount would equal the amount distributable to a holder of a Common Unit (that has no Profits Interest Threshold Amount) in such Liquidation Event. A Common Unit with a Profits Interest Threshold Amount equal to the value of a Common Unit at the time of issuance is intended to, but may not necessarily, meet the definition of a “profits interest” in I.R.S. Revenue Procedures 93-27 and 2001-43.

(g) Vesting. Each Common Unit Grant Agreement shall specify the date and/or milestone(s) when all or any installment of Common Units is to become vested. No Common Unit shall be granted unless the Participant has delivered an executed copy of the Common Unit Grant Agreement to the LLC. The Board of Managers shall determine the vesting provisions of any Common Unit Grant Agreement at its sole discretion.

(h) Leaves of Absence. For purposes of Subsection (g) above, Service shall be deemed to continue while the Participant is on a bona fide leave of absence, if such leave was approved by the LLC in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the LLC).

(i) Restrictions on Transfer of Common Units. Any Common Units granted under this Plan shall be subject to (i) the terms of the LLC Agreement and any other agreement among the Members and (ii) such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the LLC may determine. Such restrictions shall be set forth in the applicable Common Unit Grant Agreement and shall apply in addition to the restrictions that apply to holders of Common Units generally.

(j) Withholding Taxes. As a condition to a grant of, and distributions with respect to, any Common Unit, the Participant shall make such arrangements as the LLC may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such grant or distributions. The Participant shall also make such arrangements as the LLC may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Common Units.

(k) No Rights as a Member or Assignee. A Participant, or a transferee of a Participant, shall have no rights as a Member or Assignee with respect to any Common Unit until such person has satisfied any requirements imposed on Members or Assignees by applicable law, the LLC Agreement, any other agreement among the Members or the LLC.

(l) Modification and Assumption of Common Units. Within the limitations of this Plan, the LLC may modify or assume outstanding Common Units or may accept the exchange of outstanding Common Units (whether granted by the LLC or another issuer) in return for the grant of the same or a different number of new Common Units with the Profits Interest Threshold Amount of any exchanged Common Unit appropriately adjusted to reflect the terms of the exchange. The foregoing notwithstanding, no modification of a Common Unit shall, without the consent of the Participant, impair the Participant’s rights or increase the Participant’s obligations under such Common Unit Grant Agreement.

(m) Voting. If designated as Non-Voting Units in the Participant’s Common Unit Grant Agreement, such Common Units granted to a Participant under this Plan shall have no voting rights. If designated as Common Units in the Participant’s Common Unit Grant Agreement, such Common Units granted to a Participant under this Plan shall have voting rights as set forth in the LLC Agreement.

SECTION 6. PAYMENT FOR COMMON SHARES.

(a) General Rule. The entire Purchase Price (if any) of Common Units issued under this Plan shall be payable in cash or cash equivalents at the time when such Common Units are purchased, except as otherwise provided in this Section 6.

(b) Profits Interests. Common Units issued with a Profits Interest Threshold Amount equal to the value of a Common Unit at the time of issuance shall have no Purchase Price and the Participant shall not be required to pay any consideration for the grant of such Common Units.

(c) Services Rendered. At the discretion of the LLC, Common Units may be awarded under this Plan in consideration of services rendered to Employees, Managers, Directors, Officers and Consultants of the LLC and its affiliates.

(d) Promissory Note. At the discretion of the LLC, all or a portion of the Purchase Price of Common Units issued under this Plan may be paid with a full-recourse promissory note. The Common Units shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Managers (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(e) Surrender of Shares. At the discretion of the LLC, all or any part of the Purchase Price may be paid by surrendering Common Units that are already owned. Such Common Units shall be surrendered to the LLC in good form for transfer and shall be valued at their Fair Market Value as of the date of transfer.

(f) Other Forms of Payment. To the extent that a Common Unit Grant Agreement or Common Unit Purchase Agreement so provides, the Purchase Price of Common Units issued under this Plan may be paid in any other form permitted by the Act.

SECTION 7. OBLIGATIONS OF PARTICIPANTS.

(a) LLC Agreement; Limited Information Rights. Each Participant granted Common Units or purchasing Common Units shall agree to be bound by, comply with the terms of, and become a party to the LLC Agreement as a Common Member. Exhibit A of the LLC Agreement shall be amended to reflect the grant, purchase or acquisition of Common Units under this Plan. Any copy of the LLC Agreement delivered to a Participant may be redacted to include only the provisions applicable to such Participant’s interest in the LLC. Notwithstanding anything contained in this Plan, in the LLC Agreement, Common Unit Purchase Agreement or in any document, agreement or instrument to the contrary, unless otherwise determined by the LLC, no Participant shall be entitled to any information concerning any other Member or Assignee, including the number of Units or other securities held by such Member or Assignee, the Capital Account of such Member or Assignee or other information concerning such Member or Assignee. Each Participant will only be entitled to access to information concerning the LLC, if any, as determined by the LLC, and each Participant hereby waives all other information rights other than the rights to receive annually such Participant’s Schedule K-1 to the LLC’s IRS Form 1065 in the event such Participant holds Units.

(b) Withholding Certificates. Each Participant shall deliver to the LLC a duly completed and properly executed IRS Form W-8 or W-9, as applicable, at the time of a grant or purchase of a Common Unit.

(c) Safe Harbor Election. Each Participant shall agree that the LLC is authorized to elect the safe harbor described in section 4 of the proposed IRS Revenue Procedure published in IRS Notice 2005-43 (the “Proposed Revenue Procedure”) (or any substantially similar safe harbor provided for in other IRS guidance), if and when such Revenue Procedure (or other IRS guidance) is finalized (the “Safe Harbor”). Each Participant (including any transferee of a Participant) shall agree to comply with all requirements of the Safe Harbor while such election remains in effect, including making tax filings (if any) consistent with the applicable requirements of such Safe Harbor and any relevant Treasury Regulations. In addition, the Participants shall agree to amend the LLC Agreement as and if required by the finalized Revenue Procedure (or substantially similar other IRS guidance) in order to ensure that the transfer of a Common Unit in connection with the provision of Services to, or on behalf of, the LLC is eligible for the benefits of the Safe Harbor.

SECTION 8. ADJUSTMENT OF COMMON UNITS.

(a) General. In the event of a subdivision of the outstanding Common Units, a declaration of a distribution payable in Common Units, a combination or consolidation of the outstanding Common Units into a fewer number of Common Units, a reclassification or a similar occurrence, proportionate adjustments shall automatically be made in each of (i) the number and kind of Common Units available for future grants under Section 4 (and the Profits Interest Threshold Amount for such Common Units), (ii) the number and kind of Common Units outstanding (and the Profits Interest Threshold Amount for such Common Units), and (iii) any repurchase right that applies to Common Units granted under this Plan pursuant to the terms of a LLC repurchase right under the applicable Award Agreement, in each case subject to the LLC Agreement. In the event of an extraordinary distribution payable in a form other than Common Units in an amount that has a material effect on the Fair Market Value of the Common Unit, a recapitalization, a spin-off, or a similar occurrence, the LLC at its sole discretion may make appropriate adjustments in one or more of the items listed in clauses (i) through (v) above. The Board of Managers in its sole discretion may either (i) issue fractional Common Units under this Plan, including as a result of any adjustment under this Section 8(a) or (ii) make a cash payment in lieu of fractional Common Units.

(b) Corporate Transactions. In the event that the LLC consummates an Incorporation or a Liquidation Event (a “Liquidation Event”), all Common Units acquired under this Plan and other Plan awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement and the LLC Agreement, which agreements need not treat all awards (or all portions of an award) in an identical manner. The treatment specified in the transaction agreement, LLC Agreement or as determined by the LLC may include (without limitation and without consent of the Participant) one or more of the following with respect to each outstanding award:

(i) Continuation of such outstanding Common Units by the LLC (if the LLC is the surviving entity).

(ii) Cancellation of the award and payment equal to the Fair Market Value of the Common Units as of the effective date of such transaction, to the extent such Common Units are vested (or become vested) as of the effective date of the transaction. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its Parent with a Fair Market Value equal to the required amount. In addition, any escrow, holdback, earnout or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Units.

(iii) Conversion of such outstanding Common Units by the surviving entity or its Parent into equity of the surviving entity or its Parent, with the exchange ratio of (i) any Common Units adjusted for any Common Units that have differing Profits Interest Threshold Amounts appropriately adjusted to reflect the value thereof and (ii) any contribution to the LLC by a Participant of an amount equal to what the Purchase Price of the Common Units would have been if such Participant had purchased the Common Units for their Fair Market Value on their date of grant instead of acquiring such Common Units with a Profits Interest Threshold Amount.

(iv) Amounts of cash or other consideration from a sale of assets of the LLC or a Subsidiary constituting a Liquidation Event otherwise distributable to a Common Unit shall be reduced by the Profits Interest Threshold Amount attributable to each such Profits Interest Share receiving such distribution.

(v) Cancellation for no payment of consideration of all outstanding Common Units that have a Profits Interest Threshold Amount that exceeds the amount that would be distributed or payable pursuant to the Liquidation Event to a Common Unit with no Profits Interest Threshold Amount.

(vi) The cancellation for no payment of consideration of all outstanding Common Units that would receive no distributions or proceeds payable pursuant to the Liquidation Event.

(vii) The repurchase or forfeiture of any or all unvested outstanding Common Units for the original purchase price paid for such Common Units or for no payment of consideration for Common Units issued for no purchase price.

For the avoidance of doubt, the Board of Managers has discretion to accelerate, in whole or part, the vesting in connection with a corporate transaction covered by this Section 8(b).

SECTION 9. MISCELLANEOUS PROVISIONS.

(a) Securities Law Requirements. Common Units shall not be issued under this Plan unless, in the opinion of the counsel acceptable to the LLC, the issuance and delivery of such Common Units comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the LLC’s securities may then be traded. The LLC shall not be liable for a failure to issue Common Units as a result of such requirements.

(b) No Retention Rights. Nothing in this Plan, or in any right granted under this Plan, or in any Common Unit Grant Agreement or in any Common Unit Purchase Agreement shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the LLC (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Treatment as Compensation. Any compensation that an individual earns or is deemed to earn under this Plan shall not be considered a part of his or her compensation for purposes of calculating contributions, accruals or benefits under any other plan or program that is maintained or funded by the LLC, a Parent or a Subsidiary.

(d) Governing Law. This Plan and all awards, sales and grants under this Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(e) Conditions and Restrictions on Common Units. Common Units issued under this Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the LLC may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Units generally. In addition, Common Units issued under this Plan shall be subject to conditions and restrictions imposed either by applicable law, the LLC Agreement or by LLC policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the LLC determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.

(f) Tax Matters.

(i) As a condition to the award, grant, issuance, vesting, purchase, exercise or transfer of any award, or Common Units issued pursuant to any award, granted under this Plan, the Participant shall make such arrangements as the Board of Managers may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such event.

(ii) Unless otherwise expressly set forth in an Award Agreement, it is intended that awards granted under this Plan shall be exempt from Code Section 409A, and any ambiguity in the terms of an Award Agreement and this Plan shall be interpreted consistently with this intent. To the extent an award is not exempt from Code Section 409A (any such award, a “409A Award”), any ambiguity in the terms of such award and this Plan shall be interpreted in a manner that to the maximum extent permissible supports the award’s compliance with the requirements of that statute. Notwithstanding anything to the contrary permitted under this Plan, in no event shall a modification of an Award not already subject to Code Section 409A be given effect if such modification would cause the Award to become subject to Code Section 409A unless the parties explicitly acknowledge and consent to the modification as one having that effect. A 409A Award shall be subject to such additional rules and requirements as specified by the Board of Managers from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six (6) months and one (1) day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1). In addition, if a transaction subject to Section 9(b) constitutes a payment event with respect to any 409A Award, then the transaction with respect to such award must also constitute a “change in control event” as defined in Treasury Regulations Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

(iii) Neither the LLC nor any member of the Board of Managers shall have any liability to a Participant (or any person deriving their rights from a Participant) in the event an award held by the Participant fails to achieve its intended characterization under applicable tax law.

SECTION 10. DURATION AND AMENDMENTS.

(a) Term of this Plan. This Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Managers. This Plan shall have no term and no termination date. This Plan may be terminated pursuant to Subsection (b) below.

(b) Right to Amend or Terminate this Plan. The Board of Managers may amend, suspend or terminate this Plan at any time and for any reason, provided that except as set forth in the LLC Agreement, the Board of Managers may amend this Plan to increase the number of Common Units available for issuance under this Plan only with the approval of the Majority in Interest of the Members or as set forth in the LLC Agreement.

(c) Effect of Amendment or Termination. No Common Units shall be issued or sold under this Plan after the termination thereof. The termination of this Plan, or any amendment thereof, shall not materially adversely affect any Common Unit previously granted under this Plan.

SECTION 11. DISTRIBUTIONS.

(a) Tax Distributions. The LLC may make tax payment distributions to the Participants in accordance with the terms of the LLC Agreement.

(b) Other Distributions. All cash distributions (other than tax distributions made pursuant to Section 10.1 of the LLC Agreement) made with respect to non-vested Units issued pursuant to this Plan may be held by the LLC in an escrow segregated account. Any such cash distributions held in such a segregated account under this Agreement, shall be (i) surrendered to the LLC upon repurchase or forfeiture of such Common Units or (ii) released to the Participant upon his or her request to the extent that the Common Units have vested, provided that such Common Units have not been reacquired by the LLC. If a Participant has been paid cash distributions with respect to non-vested Common Units and if, before such Participant’s Common Units are fully vested, the Participant’s Services are terminated by the Participant or by the LLC for any reason, any subsequent distributions (including, but not limited to, tax distributions made pursuant to Section 10.1 of the LLC Agreement) will be reduced such that, on a cumulative basis, the Participant will have received such amount of distributions as the Participant would have received had at all times the Participant held only his or her vested Common Units, and no other Common Units. If subsequent distributions would not be adequate to reduce overall distributions in accordance with the Participant’s vested Common Units, then at the LLC’s request the Participant shall be required to promptly return distributions received by the Participant that exceed cumulative distributions with respect to his or her vested Common Units.

SECTION 12. DEFINITIONS.

Capitalized terms used in this Plan without definition shall have the meanings given to them in the LLC Agreement. As used in this Plan:

(a) “Assignee” shall mean a transferee of a Common Share who has not been admitted as a Member, as provided in the LLC Agreement.

(b) “Award Agreement” shall mean a Common Unit Grant Agreement or Common Unit Purchase Agreement.

(c) “Common Unit Grant Agreement” shall mean the agreement between the LLC and a Participant that contains the terms, conditions and restrictions pertaining to the Participant’s Common Units.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “LLC” shall mean Eilean Therapeutics LLC, a Delaware limited liability company.

(f) “Consultant” shall mean a person, excluding Employees, Officers, Directors and Managers, who performs bona fide services for the LLC, a Parent or a Subsidiary as a consultant or advisor and who qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act.

(g) “Date of Grant” shall mean the date of grant specified in the applicable Agreement, which date, except as otherwise provided, shall be the later of (i) the date on which the Board of Managers or LLC resolved to grant the award or (ii) the first day of the grantee’s Service.

(h) “Director” shall mean a person who serves as a director of the LLC.

(i) “Employee” shall mean any individual who is a common-law employee of the LLC, Parent or a Subsidiary.

(j) “Fair Market Value” shall mean the fair market value of a Common Units, as determined by the Board of Managers in accordance with the valuation requirements of the Treasury Regulations promulgated under Code Section 409A. Such determination shall be conclusive and binding on all persons.

(k) “IRS” shall mean the United States Internal Revenue Service.

(l) “LLC Agreement” shall mean the Eilean Therapeutics LLC Limited Liability Company Agreement dated as of July 1, 2022, as amended from time to time, or any successor agreement.

(m) “Officer” shall mean any individual who is an officer of the LLC, a Parent or a Subsidiary.

(n) “Participant” shall have the meaning specified in Section 3.

(o) “Parent” shall mean any entity (other than the LLC) in an unbroken chain of entities ending with the LLC, if each of the entities other than the LLC owns shares, units or interests possessing 50% or more of the total combined voting power of all classes of shares, units or interests in one of the other entities in such chain. An entity that attains the status of a Parent on a date after the adoption of this Plan shall be considered a Parent commencing as of such date. For purposes of granting interests to service providers, Parent shall also include all Affiliates of Parent other than the LLC or a Subsidiary.

(p) “Plan” shall mean this Eilean Therapeutics LLC 2022 Equity Incentive Plan.

(q) “Purchase Price” shall mean the consideration for which one Common Unit may be acquired under this Plan, as specified by the Board of Managers.

(r) “Service” shall mean service as an Employee, Officer, Director, Manager or Consultant of the LLC, Parent or a Subsidiary.

(s) “Subsidiary” shall mean any entity (other than the LLC) in an unbroken chain of entities beginning with the LLC, if each of the entities other than the last entity in the unbroken chain owns shares, units or interests possessing 50% or more of the total combined voting power of all classes of shares, units or interests in one of the other entities in such chain. An entity that attains the status of a Subsidiary on a date after the adoption of this Plan shall be considered a Subsidiary commencing as of such date.

Exhibit A

Schedule of Common Units Reserved for Issuance under this Plan

Date of Approval by Board of Managers	Date of Member Approval	Number of Common Units Added	Cumulative Number of Common Units
July 1, 2022		1,000,000	1,000,000
October 6, 2022		2,500,000	3,500,000

EILEAN THERAPEUTICS LLC

2022 Equity Incentive Plan

Notice of Common Unit Grant

The Participant has been granted Common Units of Eilean Therapeutics LLC (the “LLC”) pursuant to the terms of the attached Common Unit Grant Agreement as follows:

Name of Participant:	«Name»

Total Number of Common Units:	«TotalShares»

Common Units Designated as	[Yes]
Non-Voting Units

Purchase Price:	$[0]

Profits Interest Threshold Amount per
Common Unit:	$[___]

Date of Grant:	[Date of Grant]

Vesting Schedule:	25% of the Common Units shall vest when the Participant completes one (1) year of continuous Service after the Vesting Commencement Date set forth below and an additional 1/48th of the Common Units shall vest when the Participant completes each month of continuous Service thereafter.

Vesting Commencement Date:	«VestComDate»

By signing below, the Participant and the LLC agree that the Common Units indicated above are granted under and governed by the terms and conditions of the LLC’s 2022 Equity Incentive Plan, the Common Unit Grant Agreement and the LLC Agreement, each of which are attached to and made a part of this Notice of Common Unit Grant. Section 15 of the Common Unit Grant Agreement includes important acknowledgements of the Participant. The Participant acknowledges that the Participant has executed (i) an IRS Form W-9 attached hereto as Exhibit I, (ii) a Code Section 83(b) election in the form attached hereto as Exhibit II and (iii) an Adoption Agreement to the LLC Agreement in the form attached hereto as Exhibit III

Participant:	Eilean Therapeutics LLC

By:
«Name»	Title:

THE COMMON UNITS GRANTED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE LLC AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. THE PARTICIPANT HEREBY AGREES THAT ALL UNITS ACQUIRED PURSUANT TO THIS AGREEMENT SHALL BE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN AND IN THE LLC AGREEMENT.

Eilean Therapeutics LLC 2022 Equity Incentive Plan:

Common Unit Grant Agreement

This Common Unit Grant Agreement (the “Agreement”) is entered into as of the Date of Grant, set forth in the Notice of Common Unit Grant, by the LLC and the Participant. Capitalized terms shall have the meanings given to them in the Plan, the LLC Agreement or as otherwise defined in this Agreement.

SECTION 1. Grant OF COMMON Units.

(a) Common Units. On the terms and conditions set forth in the Notice of Common Unit Grant and this Agreement, the LLC grants to the Participant on the Date of Grant the number of Common Units set forth in the Notice of Common Unit Grant.

(b) Profits Interest Threshold Amount. The Profits Interest Threshold Amount per Common Unit shall be the amount set forth in the Notice of Common Unit Grant.

(c) Purchase Price. The Participant shall pay to the LLC the Purchase Price, if any, in a form permissible under Section 3 for the Common Units granted under this Agreement as set forth in the Notice of Common Unit Grant. Common Units with a Profits Interest Threshold Amount shall have a $0 Purchase Price. In the event of any transaction described in Section 8(b) of the Plan, prior to the consummation of any such transaction so as to maintain the Participant’s exchange ratio, the Participant may contribute to the LLC an amount equal to the Profits Interest Threshold Amount of the Participant’s Common Units.

(d) Common Units with a Profits Interest Threshold Amount. The LLC and the Participant hereby acknowledge and agree that the Participant’s Units granted under this Agreement with a Profits Interest Threshold Amount are, except to the extent issued in exchange for property, intended to constitute a “profits interest” in the LLC within the meaning of IRS Revenue Procedure 93 27, 1993 2 C.B. 343 (“Rev. Proc. 93-27”), or any successor IRS or Treasury Department Regulation or other pronouncement applicable at the date of issuance of the Common Units (a “Profits Interest”). The LLC shall treat the Participant holding a Profits Interest as the owner of such Profits Interest from the date it is granted for all purposes, and shall file its IRS Form 1065, and issue appropriate Schedule K-1s to such Participant, allocating to such Participant its distributive share of all items of income, gain, loss, deduction and credit associated with such Profits Interest. The Participant agrees to take into account such distributive share in computing its federal income tax liability for the entire period during which it holds such Profits Interest. The LLC and the Participant agree not to claim a deduction (as wages, compensation or otherwise) for the fair market value of any such Profits Interest issued to the Participant. The undertakings contained in this Section 1(d) shall be construed in accordance with Section 4 of Rev. Proc. 2001-43, 2001-2 C.B. 191 (“Rev. Proc. 2001-43”). By executing this Agreement, the Participant and the LLC agree to take such actions as may be required by any authority or guidance that may be issued in the future with respect to the taxation of Profits Interests transferred in connection with the performance of services to conform the tax consequences to the LLC and the Participant that receives such Profits Interest as closely as possible to the consequences set forth in Rev. Proc. 93-27 and Rev. Proc. 2001-43.

(e) Member or Assignee of the LLC. Upon the Date of Grant set forth in the Notice of Common Unit Grant, the Participant shall be admitted as a Common Member of the LLC, subject to the terms of the LLC Agreement. The Common Units granted to a Participant shall have voting rights and the Participant shall vote as a Common Member with respect to such Common Units.

(f) Equity Incentive Plan and LLC Agreement. The Common Units are granted pursuant to the Plan and pursuant to the LLC Agreement, a copy of each of which the Participant acknowledges having received and accepted. The provisions of the Plan are incorporated into this Agreement by this reference. By executing this Agreement, the Participant shall be deemed to have executed a copy of the LLC Agreement and this Agreement shall constitute a “counterpart” to the LLC Agreement for purposes of Section 14.12 of the LLC Agreement. Participant acknowledges that he or she (i) has read the LLC Agreement, the Plan and this Agreement, (ii) accepts and agrees to be bound by the terms of the LLC Agreement, the Plan and this Agreement, and (iii) assumes all of the rights and obligations of a Common Member of the LLC. Exhibit A of the LLC Agreement shall be amended to reflect (i) the grant of Common Units to the Participant under this Agreement and (ii) any forfeiture of Common Units by the Participant or repurchase of Common Units from the Participant by the LLC. An amended Exhibit A shall be kept on file at the principal office of the LLC and shall supersede all prior Schedules A and become part of the LLC Agreement. The Participant shall be entitled to review his or her Exhibit A. No Participant, other than a Manager, shall be entitled to receive a copy of, review or inspect any other Participant’s, Member’s or Assignee’s Exhibit A. Each Participant hereby waives any rights such Participant may otherwise have pursuant to the Act to receive, review or inspect, directly or indirectly, any other Participant’s, Member’s or Assignee’s Exhibit A or any other books, records or documents containing substantially equivalent information. The Participant acknowledges that the Participant has executed the Adoption Agreement to the LLC Agreement in the form attached hereto as Exhibit III.

(g) Withholding Taxes. The Participant shall make such arrangements as the Board of Managers may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the grant of Common Units under this Agreement or distributions with respect to such Units. The Participant shall also make such arrangements as the Board of Managers may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of the Common Units.

(h) IRS Form W-9. The Participant shall deliver to the LLC a duly completed and properly executed IRS Form W-9. An IRS Form W-9 is attached to this Agreement as Exhibit I.

(i) Defined Terms. Capitalized terms are defined in Section 16 of this Agreement.

SECTION 2. REPURCHASE AND FORFEITURE OF UNITS.

(a) Unvested Units; Repurchase of Unvested Units. Until the Common Units vest in accordance with Subsection (b) below, all non-Vested Units shall be “Unvested Units.” Upon the termination of Service of the Participant for any reason, the LLC shall have the right to repurchase all or any portion of the Participant’s Unvested Units at the lower of the (i) original Purchase Price paid therefor or (ii) the Fair Market Value of such Common Units, which right may be exercised at any time and from time to time by giving a written notice to the Participant of the LLC’s election to repurchase all or a portion of such Unvested Units within one (1) year after the date of such termination, such notice setting forth the number of Unvested Units to be repurchased by the LLC and the purchase price per Unvested Unit. The Participant’s Unvested Units being repurchased that have a Profits Interest Threshold Amount shall be forfeited to the LLC without payment of consideration therefore and without the requirement of any action by the LLC. The LLC, however, may elect to allow the Participant to retain all or a portion of the Unvested Units. The Board of Managers may freely assign the LLC’s right of repurchase in whole or in part.

(b) Vesting. The Common Units shall vest and shall become “Vested Units” as provided in the Vesting Schedule of the Notice of Common Unit Grant.

(c) Escrow. Upon issuance, the certificate(s) (if any) for Unvested Units shall be deposited in escrow with the LLC to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (e) below shall immediately be delivered to the LLC to be held in escrow. Unvested Units, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the LLC upon repurchase or forfeiture of such Common Units or (ii) released to the Participant upon his or her request to the extent that the Common Units have become Vested Units and ninety (90) days have lapsed since the date of the Participant’s termination of service, provided that such Common Units have not been reacquired by the LLC.

(d) Termination of Rights as to Repurchased and Forfeited Common Unit. The Participant shall have no rights with respect to any Common Units that are repurchased or forfeited to the LLC. Such Common Units shall be deemed to have been repurchased or forfeited pursuant to this Section 2, whether or not the certificate(s) (if any) for such Common Units have been delivered to the LLC and whether or not the LLC takes any action.

(e) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the LLC with or into another entity, any other reorganization, a Unit split, a distribution of Units an extraordinary distribution payable in a form other than cash or Common Unit, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the LLC’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Unvested Units shall immediately be subject to the same vesting provisions that were applicable to such Unvested Units. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Unvested Units.

(f) Part-Time Employment and Leaves of Absence. If the Participant commences working on a part-time basis, then the LLC may adjust the Vesting Schedule set forth in the Notice of Common Unit Grant in accordance with the LLC’s part-time work policy or the terms of an agreement between the Participant and the LLC pertaining to his or her part-time schedule. If the Participant goes on a leave of absence, then the LLC may adjust the Vesting Schedule set forth in the Notice of Common Unit Grant in accordance with the LLC’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Participant is on a bona fide leave of absence, if (i) such leave was approved by the LLC in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the LLC). Service shall be deemed to terminate when such leave ends, unless the Participant immediately returns to active work.

(g) Repurchased or Forfeited Common Unit. Any Common Units acquired by, or forfeited to, the LLC shall be free and clear of all Encumbrances. The LLC shall have the right to assign its right to purchase Common Units to another person. The closing of such purchase shall take place on a date designated by the LLC in the written notice given to the Participant, which date shall not be more than forty-five (45) days following the date of notification to the Participant. Subject to Subsection (h), the LLC shall pay the aggregate purchase price, if any, for any Common Units in immediately available funds to an account designated by the Participant (or in the event of death, his or her legal representatives, heirs, legatees, or similar party). Upon tender of payment of such aggregate purchase price, if any, thereupon and without any further action on the part of any person being necessary, all right, title and interest in and to the Common Units being purchased shall thereupon pass to the LLC or its assignee. Any Common Units that are forfeited to the LLC shall be forfeited without any need for further action by the LLC. Without limitation of the foregoing, the parties and their transferees shall execute and deliver such certificates and other documents and take such further action as the LLC or its assignee may reasonable request in order to further evidence the purchase and sale of the as contemplated hereby.

(h) Issuance of LLC Promissory Note. If the Board of Managers determines, in its sole good faith discretion, that payment of any portion of the aggregate purchase price to be paid to the Participant as provided in Subsection (a) would jeopardize the ability of the LLC to continue as a going concern, the LLC may issue the Participant a promissory note with a principal amount equal to such portion of the aggregate purchase price, which promissory note shall (i) accrue interest on such principal amount from the closing date of such repurchase such interest accruing daily and compounding annually, and (ii) provide that principal and accrued but unpaid interest shall be repaid in three (3) annual installments with the first payment due on the first anniversary of such closing date; provided, however, the LLC shall pre-pay all principal and accrued but unpaid interest on such promissory note by wire transfer to an account designated by the Participant (or in the event of death, his legal representatives, heirs, legatees, or similar party) in the event such payment would no longer have such effect on the LLC.

SECTION 3. Payment For COMMON UNITS.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b) Services Rendered. At the discretion of the Board of Managers, the Common Units may be awarded in consideration of services rendered to the LLC or a Subsidiary prior to the award or as otherwise provided in the Plan.

SECTION 4. NO REGISTRATION RIGHTS.

The LLC may, but shall no be obligated to, register or qualify the sale of Common Units under the Securities Act or any other applicable law. The LLC shall not be obligated to take any affirmative action in order to cause the sale of Common Units under this Agreement to comply with any law.

SECTION 5. RESTRICTIONS ON TRANSFER; Right Of First Refusal.

(a) Transfer of Unvested Units. The Participant shall not transfer, assign, encumber or otherwise dispose of any Unvested Units without the LLC’s written consent.

(b) LLC Agreement. Vested Units acquired under this Agreement shall be subject to the transfer provisions of the LLC Agreement. In addition, any proposed transfer shall be subject to the provisions of this Section 5.

(c) Right of First Refusal. In the event that the Participant proposes to sell, pledge or otherwise transfer to a third party any Vested Units, or any interest in Vested Units, the LLC shall have the Right of First Refusal with respect to all (and not less than all) of such Vested Units. If the Participant desires to transfer Vested Units acquired under this Agreement, the Participant shall give a written Transfer Notice to the LLC describing fully the proposed transfer, including the number of Vested Units proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the LLC that the proposed sale or transfer will not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by the Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Vested Units. The LLC shall have the right to purchase all, and not less than all, of the Vested Units on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (d) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the LLC.

(d) Transfer of Common Units. If the LLC fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, the Participant may, not later than ninety (90) days following the LLC receipt of the Transfer Notice, conclude a transfer of the Vested Units subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which the Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (c) above. If the LLC exercises its Right of First Refusal, the parties shall consummate the sale of the Vested Units on the terms set forth in the Transfer Notice within sixty (60) days after the date when the LLC received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Vested Units was to be made in a form other than cash or cash equivalents paid at the time of transfer, the LLC shall have the option of paying for the Vested Units with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(e) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the LLC with or into another entity, any other reorganization, a Unit split, the declaration of a distribution of Units, the declaration of an extraordinary distribution payable in a form other than Common Units, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the LLC’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Vested Units subject to this Section 5 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Vested Units subject to this Section 5.

(f) Termination of Right of First Refusal. Any other provision of this Section 5 notwithstanding, in the event that the Common Units are readily tradable on an established securities market when the Participant desires to transfer Vested Units, the LLC shall have no Right of First Refusal, and the Participant shall have no obligation to comply with the procedures prescribed by Subsections (c) and (d) above.

(g) Termination of Rights as Common Unitholder. If the LLC makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Units to be purchased in accordance with this Section 5, then after such time the person from whom such Common Units are to be purchased shall no longer have any rights as a holder of such Common Units (other than the right to receive payment of such consideration in accordance with this Agreement). Such Common Units shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(h) Assignment of Right of First Refusal. The Board of Managers may freely assign the LLC’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the LLC shall assume all of the LLC’s rights and obligations under this Section 5.

SECTION 6. Other Restrictions On Transfer.

(a) Participant Representations. In connection with the issuance and acquisition of the Common Units under this Agreement, the Participant hereby represents and warrants to the LLC as follows:

(i) The Participant is acquiring and will hold the Common Units for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Participant understands that the Common Units have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Common Units must be held indefinitely, unless they are subsequently registered under the Securities Act or the Participant obtains an opinion of counsel, in form and substance satisfactory to the LLC and its counsel, that such registration is not required. The Participant further acknowledges and understands that the LLC is under no obligation to register the Common Units.

(iii) The Participant is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Participant acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the LLC has no plans to satisfy these conditions in the foreseeable future.

(iv) The Participant will not sell, transfer or otherwise dispose of the Common Units in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Participant agrees that he or she will not dispose of the Common Units unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Vested Units and he or she has provided the LLC with written assurances, in substance and form satisfactory to the LLC, that (A) the proposed disposition does not require registration of the Common Units under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Common Units under state securities law or regulations.

(v) The Participant has been furnished with, and has had access to, such information as he or she considers necessary or appropriate for deciding whether to invest in the Common Units, and the Participant has had an opportunity to ask questions and receive answers from the LLC regarding the terms and conditions of the issuance of the Common Units.

(vi) The Participant is aware that his or her investment in the LLC is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing his or her financial condition, to hold the Common Units for an indefinite period and to suffer a complete loss of his or her investment in the Common Units.

(b) Securities Law Restrictions. Regardless of whether the offering and sale of the Common Units under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the LLC at its discretion may impose restrictions upon the sale, pledge or other transfer of the Common Units (including the placement of appropriate legends on Unit certificates or the imposition of stop-transfer instructions) if, in the judgment of the LLC, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.

(c) Market Stand-Off. In connection with any underwritten public offering by the LLC of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the LLC’s initial public offering, the Participant or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Common Units acquired under this Agreement without the prior written consent of the LLC or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the LLC or such underwriter. In no event, however, shall such period exceed one hundred eighty (180) days plus such additional period as may reasonably be requested by the LLC or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the Financial Industry Regulatory Authority and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two (2) years after the date of the LLC’s initial public offering. In the event of the declaration of a distribution of Common Units, a spin-off, a Unit split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the LLC’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Common Units subject to the Market Stand-Off, or into which such Common Units thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the LLC may impose stop-transfer instructions with respect to the Common Units acquired under this Agreement until the end of the applicable stand-off period. The LLC’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Common Units registered in the public offering under the Securities Act.

(d) Rights of the LLC. The LLC shall not be required to (i) transfer on its books any Common Units that have been sold or transferred in contravention of this Agreement or the LLC Agreement or (ii) treat as the owner of Common Units, or otherwise to accord voting, distribution or liquidation rights to, any transferee to whom Common Units have been transferred in contravention of this Agreement or the LLC Agreement.

(e) Administration. Any determination by the LLC and its counsel in connection with any of the matters set forth in this Section 6 shall be conclusive and binding on the Participant and all other persons.

SECTION 7. ADJUSTMENT OF COMMON UNits.

In the event of any transaction described in Section 8(a) of the Plan, the number and kind of Common Units and the Profits Interest Threshold Amount shall be adjusted as set forth in Section 8 of the Plan. In the event that the LLC is a party to a merger, consolidation, exchange of equity interests, other Liquidation Event, Incorporation, or the LLC undergoes an initial public offering, the Common Units shall be subject to the agreement governing such transaction and the LLC Agreement, as provided in Section 8(b) of the Plan.

SECTION 8. Successors And Assigns.

Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the LLC and its successors and assigns and be binding upon the Participant and the Participant’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or the LLC Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof or of the LLC Agreement.

SECTION 9. No Retention Rights.

Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the LLC (or any Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 10. Tax Election.

The acquisition and vesting of the Common Units may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b). Such election may be filed only within thirty (30) days after the date of purchase. The form for making the Code Section 83(b) election is attached to this Agreement as Exhibit II. The Participant should consult with his or her own tax advisor to determine the tax consequences of acquiring the Common Units and the advantages and disadvantages of filing the Code Section 83(b) election. The Participant acknowledges that it is his or her sole responsibility, and not the LLC’s, to file a timely election under Code Section 83(b), even if the Participant requests the LLC or its representatives to make this filing on his or her behalf.

SECTION 11. Legends.

(a) Any certificates, if any, evidencing Common Units shall bear the following legends:

“THE COMMON UNITS REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE LLC AND THE REGISTERED HOLDER OF THE COMMON UNITS (OR THE PREDECESSOR IN INTEREST TO THE COMMON UNITS) AND THE LIMITED LIABILITY COMPANY AGREEMENT OF THE LLC. SUCH AGREEMENTS GRANT TO THE LLC CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE COMMON UNITS AND CERTAIN REPURCHASE AND FORFEITURE RIGHTS UPON TERMINATION OF SERVICE WITH THE LLC. IN ADDITION, THE COMMON UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A SPECIFIED PERIOD FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE LLC’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE LLC OR THE MANAGING UNDERWRITER. THE SECRETARY OF THE LLC WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENTS TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates, if any, evidence Common Units purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE COMMON UNITS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE LLC AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT, THESE COMMON UNITS MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THE COMMON UNITS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

If required by the authorities of any state in connection with the issuance of the Common Units, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

(b) Removal of Legends. If, in the opinion of the LLC and its counsel, any legend placed on a stock certificate representing Common Units sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Common Units but without such legend.

(c) Rights of the LLC. The LLC shall not be required to (i) transfer on its books any Common Units that have been sold or transferred in contravention of this Agreement or the LLC Agreement or (ii) treat as the owner of Common Units, or otherwise to accord voting, distribution or liquidation rights to, any transferee to whom Common Units have been transferred in contravention of this Agreement or the LLC Agreement.

(d) Administration. Any determination by the LLC and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Participant and all other persons.

SECTION 12. Notice.

Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the U.S. Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the LLC at its principal executive office and to the Participant at the address that he or she most recently provided to the LLC in accordance with this Section 12.

SECTION 13. Entire Agreement.

The Notice of Common Unit Grant, this Agreement, the Plan, and the LLC Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

SECTION 14. Choice Of Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 15. acknowledgements and agreements of the Participant.

(a) Tax Consequences. The Participant agrees that the LLC does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Participant’s tax liabilities. The Participant shall not make any claim against the LLC, or any of its Board of Managers, officers, directors, managers or employees related to tax liabilities arising from the Participant’s ownership of Common Units or the Participant’s other compensation. Since the Common Units are not traded on an established securities market, the determination of the Fair Market Value of the Common Units is made by the Board of Managers or by an independent valuation firm retained by the LLC. The Participant acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Participant shall not make any claim against the LLC, or any of its Board of Managers, officers, directors, managers or employees in the event that the Internal Revenue Service asserts that the valuation was too low. The Participant acknowledges that he or she has received a copy of the LLC’s explanation of the federal income tax consequences of owning the Common Units and has read such explanation. The Participant acknowledges that the LLC has encouraged the Participant to consult his or her own adviser to determine the tax consequences of acquiring the Common Units at this time.

(b) Electronic Delivery of Documents. The Participant agrees that the LLC may deliver by email all documents relating to the Plan, this Agreement or the Common Units (including, without limitation, a copy of the Plan) and all other documents that the LLC is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Participant also agrees that the LLC may deliver these documents by posting them on a website maintained by the LLC or by a third party under contract with the LLC. If the LLC posts these documents on a website, it shall notify the Participant by email of their availability. The Participant acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Participant gives the LLC written notice that it should deliver paper documents.

SECTION 16. DEFINITIONS.

Capitalized terms used in this Agreement without definition shall have the meanings given to them in the LLC Agreement. As used in this Agreement:

(a) “Agreement” shall mean this Common Unit Grant Agreement.

(b) “Assignee” shall mean a transferee of a Common Unit who has not been admitted as a Member, as provided in the LLC Agreement.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Consultant” shall mean a person, excluding Employees, Officers, Directors and Managers, who performs bona fide services for the LLC, a Parent or a Subsidiary as a consultant or advisor and who qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act.

(e) “Date of Grant” shall mean the date of grant specified in the Notice of Common Unit Grant, which date shall be the later of (i) the date on which Board of Managers resolved to grant the Common Units or (ii) the first day of the Participant’s Service.

(f)  “Director” shall mean a person who serves as a director of the LLC.

(g) “Employee” shall mean any individual who is a common-law employee of the LLC or a Subsidiary.

(h) “Encumbrances” shall mean all security interests, title defects or objections, mortgages, liens, claims, charges, rights of others, pledges or other encumbrances of any nature whatsoever, including licenses, leases, chattel or other mortgages, collateral security arrangements, pledges, title imperfections, defect or objection liens, security interests, conditional and installment sales agreements, easements, infringements, encroachments or restrictions, of any kind and other title or interest retention arrangements, reservations or limitations of any nature.

(i) “Fair Market Value” shall mean the fair market value of a Common Unit, as determined by the Board of Managers. Such determination shall be conclusive and binding on all persons.

(j)  “LLC” shall mean Eilean Therapeutics LLC, a Delaware limited liability company.

(k) “LLC Agreement” shall mean the Eilean Therapeutics LLC Limited Liability Company Agreement dated as of July 1, 2022, as amended from time to time, or any successor agreement.

(l)  “Notice of Common Unit Grant” shall mean the document so entitled to which this Agreement is attached.

(m) “Officer” shall mean any individual who is an officer of the LLC or a Subsidiary.

(n) “Participant” shall mean the person named in the Notice of Common Unit Grant.

(o) “Plan” shall mean the Eilean Therapeutics LLC 2022 Equity Incentive Plan, as in effect on the Date of Grant.

(p) “Purchase Price” shall mean the amount paid for a Common Unit under this Agreement as indicated in the Notice of Common Unit Grant.

(q) “Right of First Refusal” shall mean the LLC’s right of first refusal described in Section 5.

(r) “Service” shall mean service as an Employee, Officer, Manager, Director or Consultant of the LLC or a Subsidiary.

(s) “Subsidiary” shall mean any entity (other than the LLC) in an unbroken chain of entities beginning with the LLC, if each of the entities other than the last entity in the unbroken chain owns shares, units or interests possessing 50% or more of the total combined voting power of all classes of shares, units or interests in one of the other entities in such chain. An entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(t)  “Transfer Notice” shall mean the transfer notice described in Section 5.

(u)“Transferee” shall mean the transferee described in Section 5.

(v)“Unvested Units” shall mean Common Units granted under this Agreement that are not Vested Units.

(w) “Vest” shall mean the times when the Common Units cease to be subject to repurchase or forfeiture in accordance with Section 2.

(x)“Vested Units” shall mean Common Units granted under this Agreement that have vested in accordance with Section 2 of this Agreement and the Vesting Schedule of the Notice of Common Unit Grant.

Exhibit I

[Attach IRS Form W-9]

Exhibit II

Section 83(b) Election

This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulations Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name: ________________________________________

Address: ______________________________________

Social Security No.: _____________________________

(2)	The property with respect to which the election is made is ______ Common Units of Eilean Therapeutics LLC.

(3)	The property was transferred on ___________ __, 202_.

(4)	The taxable year for which the election is made is the calendar year 202_.

(5)	The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer’s service with the issuer is terminated. The issuer’s repurchase right lapses in a series of installments over a ______-year period ending on ___________ __, 20__.

(6)	The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction that, by its terms, will never lapse) is $__ per Unit.

(7)	The amount paid for such property is $__ per Unit.

(8)	A copy of this statement was furnished to Eilean Therapeutics LLC, for whom taxpayer rendered the services underlying the transfer of such property.

(9)	This statement is executed on ___________ __, 202_.

Signature of Spouse (if any)	Signature of Taxpayer

Within thirty (30) days after the date of purchase, this election must be filed with the Internal Revenue Service Center where the Participant files his or her federal income tax returns. The filing should be made by registered or certified mail, return receipt requested. The Participant must deliver an additional copy to the LLC.

Exhibit III

ADOPTION AGREEMENT

TO THE LIMITED LIABILITY COMPANY AGREEMENT OF

EILEAN THERAPEUTICS LLC

This Adoption Agreement (“Adoption Agreement”) is entered into as of [__________], 202_, by the undersigned (the “New Member”) pursuant to the terms of that certain Limited Liability Company Agreement dated as of July 1, 2022 as amended from time to time (the “LLC Agreement”), by and among Eilean Therapeutics LLC and the Members party thereto. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the LLC Agreement. By the execution of this Adoption Agreement, the New Member agrees as follows:

(i) Acknowledgment. New Member acknowledges that he, she or it is acquiring certain Common Units of the LLC (the “Units”), subject to the terms and conditions of the LLC Agreement and that certain Common Unit Grant Agreement by and between the New Member and the LLC (the “Common Unit Grant Agreement”).

(ii)  Agreement. The New Member (i) agrees that the Common Units acquired by the New Member shall be bound by and subject to the terms of the LLC Agreement and the Common Unit Grant Agreement, and (ii) hereby adopts the LLC Agreement with the same force and effect as if the New Member were originally a party thereto.

(iii) Notice. Any notice required or permitted by the LLC Agreement shall be given to the New Member at the address listed beside the New Member’s signature below.

In Witness Whereof, each of the parties has executed this Adoption Agreement, in the case of the LLC by its duly authorized officer, as of the day and year first above written.

NEW MEMBER:

By:
Name:
Title:

Address:

Accepted and Agreed:

EILEAN THERAPEUTICS LLC

By:
Title:

EILEAN THERAPEUTICS LLC

2022 Equity Incentive Plan

Notice of Common Unit Grant

The Participant has been granted Common Units of Eilean Therapeutics LLC (the “LLC”) pursuant to the terms of the attached Common Unit Grant Agreement as follows:

Name of Participant:	«Name»

Total Number of Common Units:	«TotalShares»

Common Units Designated as	[Yes]
Non-Voting Units

Purchase Price:	$[0]

Profits Interest Threshold Amount per
Common Unit:	$[___]

Date of Grant:	[Date of Grant]

Vesting Schedule:	25% of the Common Units shall vest when the Participant completes one (1) year of continuous Service after the Vesting Commencement Date set forth below and an additional 1/48th of the Common Units shall vest when the Participant completes each month of continuous Service thereafter.

Vesting Commencement Date:	«VestComDate»

By signing below, the Participant and the LLC agree that the Common Units indicated above are granted under and governed by the terms and conditions of the LLC’s 2022 Equity Incentive Plan, the Common Unit Grant Agreement and the LLC Agreement, each of which are attached to and made a part of this Notice of Common Unit Grant. Section 15 of the Common Unit Grant Agreement includes important acknowledgements of the Participant. The Participant acknowledges that the Participant has executed (i) an IRS Form W-9 attached hereto as Exhibit I, (ii) a Code Section 83(b) election in the form attached hereto as Exhibit II and (iii) an Adoption Agreement to the LLC Agreement in the form attached hereto as Exhibit III

Participant:	Eilean Therapeutics LLC

By:
«Name»	Title:

THE COMMON UNITS GRANTED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE LLC AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. THE PARTICIPANT HEREBY AGREES THAT ALL UNITS ACQUIRED PURSUANT TO THIS AGREEMENT SHALL BE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH HEREIN AND IN THE LLC AGREEMENT.

Eilean Therapeutics LLC 2022 Equity Incentive Plan:

Common Unit Grant Agreement

This Common Unit Grant Agreement (the “Agreement”) is entered into as of the Date of Grant, set forth in the Notice of Common Unit Grant, by the LLC and the Participant. Capitalized terms shall have the meanings given to them in the Plan, the LLC Agreement or as otherwise defined in this Agreement.

SECTION 1. Grant OF COMMON Units.

(a) Common Units. On the terms and conditions set forth in the Notice of Common Unit Grant and this Agreement, the LLC grants to the Participant on the Date of Grant the number of Common Units set forth in the Notice of Common Unit Grant.

(b) Profits Interest Threshold Amount. The Profits Interest Threshold Amount per Common Unit shall be the amount set forth in the Notice of Common Unit Grant.

(c) Purchase Price. The Participant shall pay to the LLC the Purchase Price, if any, in a form permissible under Section 3 for the Common Units granted under this Agreement as set forth in the Notice of Common Unit Grant. Common Units with a Profits Interest Threshold Amount shall have a $0 Purchase Price. In the event of any transaction described in Section 8(b) of the Plan, prior to the consummation of any such transaction so as to maintain the Participant’s exchange ratio, the Participant may contribute to the LLC an amount equal to the Profits Interest Threshold Amount of the Participant’s Common Units.

(d) Common Units with a Profits Interest Threshold Amount. The LLC and the Participant hereby acknowledge and agree that the Participant’s Units granted under this Agreement with a Profits Interest Threshold Amount are, except to the extent issued in exchange for property, intended to constitute a “profits interest” in the LLC within the meaning of IRS Revenue Procedure 93 27, 1993 2 C.B. 343 (“Rev. Proc. 93-27”), or any successor IRS or Treasury Department Regulation or other pronouncement applicable at the date of issuance of the Common Units (a “Profits Interest”). The LLC shall treat the Participant holding a Profits Interest as the owner of such Profits Interest from the date it is granted for all purposes, and shall file its IRS Form 1065, and issue appropriate Schedule K-1s to such Participant, allocating to such Participant its distributive share of all items of income, gain, loss, deduction and credit associated with such Profits Interest. The Participant agrees to take into account such distributive share in computing its federal income tax liability for the entire period during which it holds such Profits Interest. The LLC and the Participant agree not to claim a deduction (as wages, compensation or otherwise) for the fair market value of any such Profits Interest issued to the Participant. The undertakings contained in this Section 1(d) shall be construed in accordance with Section 4 of Rev. Proc. 2001-43, 2001-2 C.B. 191 (“Rev. Proc. 2001-43”). By executing this Agreement, the Participant and the LLC agree to take such actions as may be required by any authority or guidance that may be issued in the future with respect to the taxation of Profits Interests transferred in connection with the performance of services to conform the tax consequences to the LLC and the Participant that receives such Profits Interest as closely as possible to the consequences set forth in Rev. Proc. 93-27 and Rev. Proc. 2001-43.

(e) Member or Assignee of the LLC. Upon the Date of Grant set forth in the Notice of Common Unit Grant, the Participant shall be admitted as a Common Member of the LLC, subject to the terms of the LLC Agreement. The Common Units granted to a Participant shall have voting rights and the Participant shall vote as a Common Member with respect to such Common Units.

(f)  Equity Incentive Plan and LLC Agreement. The Common Units are granted pursuant to the Plan and pursuant to the LLC Agreement, a copy of each of which the Participant acknowledges having received and accepted. The provisions of the Plan are incorporated into this Agreement by this reference. By executing this Agreement, the Participant shall be deemed to have executed a copy of the LLC Agreement and this Agreement shall constitute a “counterpart” to the LLC Agreement for purposes of Section 14.12 of the LLC Agreement. Participant acknowledges that he or she (i) has read the LLC Agreement, the Plan and this Agreement, (ii) accepts and agrees to be bound by the terms of the LLC Agreement, the Plan and this Agreement, and (iii) assumes all of the rights and obligations of a Common Member of the LLC. Exhibit A of the LLC Agreement shall be amended to reflect (i) the grant of Common Units to the Participant under this Agreement and (ii) any forfeiture of Common Units by the Participant or repurchase of Common Units from the Participant by the LLC. An amended Exhibit A shall be kept on file at the principal office of the LLC and shall supersede all prior Schedules A and become part of the LLC Agreement. The Participant shall be entitled to review his or her Exhibit A. No Participant, other than a Manager, shall be entitled to receive a copy of, review or inspect any other Participant’s, Member’s or Assignee’s Exhibit A. Each Participant hereby waives any rights such Participant may otherwise have pursuant to the Act to receive, review or inspect, directly or indirectly, any other Participant’s, Member’s or Assignee’s Exhibit A or any other books, records or documents containing substantially equivalent information. The Participant acknowledges that the Participant has executed the Adoption Agreement to the LLC Agreement in the form attached hereto as Exhibit III.

(g) Withholding Taxes. The Participant shall make such arrangements as the Board of Managers may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the grant of Common Units under this Agreement or distributions with respect to such Units. The Participant shall also make such arrangements as the Board of Managers may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of the Common Units.

(h) IRS Form W-9. The Participant shall deliver to the LLC a duly completed and properly executed IRS Form W-9. An IRS Form W-9 is attached to this Agreement as Exhibit I.

(i) Defined Terms. Capitalized terms are defined in Section 16 of this Agreement.

SECTION 2. REPURCHASE AND FORFEITURE OF UNITS.

(a) Unvested Units; Repurchase of Unvested Units. Until the Common Units vest in accordance with Subsection (b) below, all non-Vested Units shall be “Unvested Units.” Upon the termination of Service of the Participant for any reason, the LLC shall have the right to repurchase all or any portion of the Participant’s Unvested Units at the lower of the (i) original Purchase Price paid therefor or (ii) the Fair Market Value of such Common Units, which right may be exercised at any time and from time to time by giving a written notice to the Participant of the LLC’s election to repurchase all or a portion of such Unvested Units within one (1) year after the date of such termination, such notice setting forth the number of Unvested Units to be repurchased by the LLC and the purchase price per Unvested Unit. The Participant’s Unvested Units being repurchased that have a Profits Interest Threshold Amount shall be forfeited to the LLC without payment of consideration therefore and without the requirement of any action by the LLC. The LLC, however, may elect to allow the Participant to retain all or a portion of the Unvested Units. The Board of Managers may freely assign the LLC’s right of repurchase in whole or in part.

(b) Vesting. The Common Units shall vest and shall become “Vested Units” as provided in the Vesting Schedule of the Notice of Common Unit Grant.

(c) Escrow. Upon issuance, the certificate(s) (if any) for Unvested Units shall be deposited in escrow with the LLC to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (e) below shall immediately be delivered to the LLC to be held in escrow. Unvested Units, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the LLC upon repurchase or forfeiture of such Common Units or (ii) released to the Participant upon his or her request to the extent that the Common Units have become Vested Units and ninety (90) days have lapsed since the date of the Participant’s termination of service, provided that such Common Units have not been reacquired by the LLC.

(d) Termination of Rights as to Repurchased and Forfeited Common Unit. The Participant shall have no rights with respect to any Common Units that are repurchased or forfeited to the LLC. Such Common Units shall be deemed to have been repurchased or forfeited pursuant to this Section 2, whether or not the certificate(s) (if any) for such Common Units have been delivered to the LLC and whether or not the LLC takes any action.

(e) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the LLC with or into another entity, any other reorganization, a Unit split, a distribution of Units an extraordinary distribution payable in a form other than cash or Common Unit, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the LLC’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Unvested Units shall immediately be subject to the same vesting provisions that were applicable to such Unvested Units. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Unvested Units.

(f) Part-Time Employment and Leaves of Absence. If the Participant commences working on a part-time basis, then the LLC may adjust the Vesting Schedule set forth in the Notice of Common Unit Grant in accordance with the LLC’s part-time work policy or the terms of an agreement between the Participant and the LLC pertaining to his or her part-time schedule. If the Participant goes on a leave of absence, then the LLC may adjust the Vesting Schedule set forth in the Notice of Common Unit Grant in accordance with the LLC’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Participant is on a bona fide leave of absence, if (i) such leave was approved by the LLC in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the LLC). Service shall be deemed to terminate when such leave ends, unless the Participant immediately returns to active work.

(g) Repurchased or Forfeited Common Unit. Any Common Units acquired by, or forfeited to, the LLC shall be free and clear of all Encumbrances. The LLC shall have the right to assign its right to purchase Common Units to another person. The closing of such purchase shall take place on a date designated by the LLC in the written notice given to the Participant, which date shall not be more than forty-five (45) days following the date of notification to the Participant. Subject to Subsection (h), the LLC shall pay the aggregate purchase price, if any, for any Common Units in immediately available funds to an account designated by the Participant (or in the event of death, his or her legal representatives, heirs, legatees, or similar party). Upon tender of payment of such aggregate purchase price, if any, thereupon and without any further action on the part of any person being necessary, all right, title and interest in and to the Common Units being purchased shall thereupon pass to the LLC or its assignee. Any Common Units that are forfeited to the LLC shall be forfeited without any need for further action by the LLC. Without limitation of the foregoing, the parties and their transferees shall execute and deliver such certificates and other documents and take such further action as the LLC or its assignee may reasonable request in order to further evidence the purchase and sale of the as contemplated hereby.

(h) Issuance of LLC Promissory Note. If the Board of Managers determines, in its sole good faith discretion, that payment of any portion of the aggregate purchase price to be paid to the Participant as provided in Subsection (a) would jeopardize the ability of the LLC to continue as a going concern, the LLC may issue the Participant a promissory note with a principal amount equal to such portion of the aggregate purchase price, which promissory note shall (i) accrue interest on such principal amount from the closing date of such repurchase such interest accruing daily and compounding annually, and (ii) provide that principal and accrued but unpaid interest shall be repaid in three (3) annual installments with the first payment due on the first anniversary of such closing date; provided, however, the LLC shall pre-pay all principal and accrued but unpaid interest on such promissory note by wire transfer to an account designated by the Participant (or in the event of death, his legal representatives, heirs, legatees, or similar party) in the event such payment would no longer have such effect on the LLC.

SECTION 3. Payment For COMMON UNITS.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents.

(b) Services Rendered. At the discretion of the Board of Managers, the Common Units may be awarded in consideration of services rendered to the LLC or a Subsidiary prior to the award or as otherwise provided in the Plan.

SECTION 4. NO REGISTRATION RIGHTS.

The LLC may, but shall not be obligated to, register or qualify the sale of Common Units under the Securities Act or any other applicable law. The LLC shall not be obligated to take any affirmative action in order to cause the sale of Common Units under this Agreement to comply with any law.

SECTION 5. RESTRICTIONS ON TRANSFER; Right Of First Refusal.

(a) Transfer of Unvested Units. The Participant shall not transfer, assign, encumber or otherwise dispose of any Unvested Units without the LLC’s written consent.

(b) LLC Agreement. Vested Units acquired under this Agreement shall be subject to the transfer provisions of the LLC Agreement. In addition, any proposed transfer shall be subject to the provisions of this Section 5.

(c) Right of First Refusal. In the event that the Participant proposes to sell, pledge or otherwise transfer to a third party any Vested Units, or any interest in Vested Units, the LLC shall have the Right of First Refusal with respect to all (and not less than all) of such Vested Units. If the Participant desires to transfer Vested Units acquired under this Agreement, the Participant shall give a written Transfer Notice to the LLC describing fully the proposed transfer, including the number of Vested Units proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the LLC that the proposed sale or transfer will not violate any applicable federal, state or foreign securities laws. The Transfer Notice shall be signed both by the Participant and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Vested Units. The LLC shall have the right to purchase all, and not less than all, of the Vested Units on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (d) below) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the LLC.

(d) Transfer of Common Units. If the LLC fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, the Participant may, not later than ninety (90) days following the LLC receipt of the Transfer Notice, conclude a transfer of the Vested Units subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, state and foreign securities laws and not in violation of any other contractual restrictions to which the Participant is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (c) above. If the LLC exercises its Right of First Refusal, the parties shall consummate the sale of the Vested Units on the terms set forth in the Transfer Notice within sixty (60) days after the date when the LLC received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Vested Units was to be made in a form other than cash or cash equivalents paid at the time of transfer, the LLC shall have the option of paying for the Vested Units with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(e) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the LLC with or into another entity, any other reorganization, a Unit split, the declaration of a distribution of Units, the declaration of an extraordinary distribution payable in a form other than Common Units, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the LLC’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Vested Units subject to this Section 5 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Vested Units subject to this Section 5.

(f) Termination of Right of First Refusal. Any other provision of this Section 5 notwithstanding, in the event that the Common Units are readily tradable on an established securities market when the Participant desires to transfer Vested Units, the LLC shall have no Right of First Refusal, and the Participant shall have no obligation to comply with the procedures prescribed by Subsections (c) and (d) above.

(g) Termination of Rights as Common Unitholder. If the LLC makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Common Units to be purchased in accordance with this Section 5, then after such time the person from whom such Common Units are to be purchased shall no longer have any rights as a holder of such Common Units (other than the right to receive payment of such consideration in accordance with this Agreement). Such Common Units shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

(h) Assignment of Right of First Refusal. The Board of Managers may freely assign the LLC’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the LLC shall assume all of the LLC’s rights and obligations under this Section 5.

SECTION 6. Other Restrictions On Transfer.

(a) Participant Representations. In connection with the issuance and acquisition of the Common Units under this Agreement, the Participant hereby represents and warrants to the LLC as follows:

(i) The Participant is acquiring and will hold the Common Units for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Participant understands that the Common Units have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Common Units must be held indefinitely, unless they are subsequently registered under the Securities Act or the Participant obtains an opinion of counsel, in form and substance satisfactory to the LLC and its counsel, that such registration is not required. The Participant further acknowledges and understands that the LLC is under no obligation to register the Common Units.

(iii) The Participant is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Participant acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the LLC has no plans to satisfy these conditions in the foreseeable future.

(iv) The Participant will not sell, transfer or otherwise dispose of the Common Units in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Participant agrees that he or she will not dispose of the Common Units unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Vested Units and he or she has provided the LLC with written assurances, in substance and form satisfactory to the LLC, that (A) the proposed disposition does not require registration of the Common Units under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Common Units under state securities law or regulations.

(v) The Participant has been furnished with, and has had access to, such information as he or she considers necessary or appropriate for deciding whether to invest in the Common Units, and the Participant has had an opportunity to ask questions and receive answers from the LLC regarding the terms and conditions of the issuance of the Common Units.

(vi) The Participant is aware that his or her investment in the LLC is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing his or her financial condition, to hold the Common Units for an indefinite period and to suffer a complete loss of his or her investment in the Common Units.

(b) Securities Law Restrictions. Regardless of whether the offering and sale of the Common Units under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the LLC at its discretion may impose restrictions upon the sale, pledge or other transfer of the Common Units (including the placement of appropriate legends on Unit certificates or the imposition of stop-transfer instructions) if, in the judgment of the LLC, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any State or any other law.

(c) Market Stand-Off. In connection with any underwritten public offering by the LLC of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the LLC’s initial public offering, the Participant or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Common Units acquired under this Agreement without the prior written consent of the LLC or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the LLC or such underwriter. In no event, however, shall such period exceed one hundred eighty (180) days plus such additional period as may reasonably be requested by the LLC or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the Financial Industry Regulatory Authority and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two (2) years after the date of the LLC’s initial public offering. In the event of the declaration of a distribution of Common Units, a spin-off, a Unit split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the LLC’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Common Units subject to the Market Stand-Off, or into which such Common Units thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the LLC may impose stop-transfer instructions with respect to the Common Units acquired under this Agreement until the end of the applicable stand-off period. The LLC’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Common Units registered in the public offering under the Securities Act.

(d) Rights of the LLC. The LLC shall not be required to (i) transfer on its books any Common Units that have been sold or transferred in contravention of this Agreement or the LLC Agreement or (ii) treat as the owner of Common Units, or otherwise to accord voting, distribution or liquidation rights to, any transferee to whom Common Units have been transferred in contravention of this Agreement or the LLC Agreement.

(e) Administration. Any determination by the LLC and its counsel in connection with any of the matters set forth in this Section 6 shall be conclusive and binding on the Participant and all other persons.

SECTION 7. ADJUSTMENT OF COMMON UNITS.

In the event of any transaction described in Section 8(a) of the Plan, the number and kind of Common Units and the Profits Interest Threshold Amount shall be adjusted as set forth in Section 8 of the Plan. In the event that the LLC is a party to a merger, consolidation, exchange of equity interests, other Liquidation Event, Incorporation, or the LLC undergoes an initial public offering, the Common Units shall be subject to the agreement governing such transaction and the LLC Agreement, as provided in Section 8(b) of the Plan.

SECTION 8. Successors And Assigns.

Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the LLC and its successors and assigns and be binding upon the Participant and the Participant’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or the LLC Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof or of the LLC Agreement.

SECTION 9. No Retention Rights.

Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the LLC (or any Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 10. Tax Election.

The acquisition and vesting of the Common Units may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b). Such election may be filed only within thirty (30) days after the date of purchase. The form for making the Code Section 83(b) election is attached to this Agreement as Exhibit II. The Participant should consult with his or her own tax advisor to determine the tax consequences of acquiring the Common Units and the advantages and disadvantages of filing the Code Section 83(b) election. The Participant acknowledges that it is his or her sole responsibility, and not the LLC’s, to file a timely election under Code Section 83(b), even if the Participant requests the LLC or its representatives to make this filing on his or her behalf.

SECTION 11. Legends.

(a) Any certificates, if any, evidencing Common Units shall bear the following legends:

“THE COMMON UNITS REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE LLC AND THE REGISTERED HOLDER OF THE COMMON UNITS (OR THE PREDECESSOR IN INTEREST TO THE COMMON UNITS) AND THE LIMITED LIABILTY COMPANY AGREEMENT OF THE LLC. SUCH AGREEMENTS GRANT TO THE LLC CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE COMMON UNITS AND CERTAIN REPURCHASE AND FORFEITURE RIGHTS UPON TERMINATION OF SERVICE WITH THE LLC. IN ADDITION, THE COMMON UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A SPECIFIED PERIOD FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE LLC’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE LLC OR THE MANAGING UNDERWRITER. THE SECRETARY OF THE LLC WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENTS TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates, if any, evidence Common Units purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE COMMON UNITS REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE LLC AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT, THESE COMMON UNITS MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THE COMMON UNITS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

If required by the authorities of any state in connection with the issuance of the Common Units, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

(b) Removal of Legends. If, in the opinion of the LLC and its counsel, any legend placed on a stock certificate representing Common Units sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Common Units but without such legend.

(c) Rights of the LLC. The LLC shall not be required to (i) transfer on its books any Common Units that have been sold or transferred in contravention of this Agreement or the LLC Agreement or (ii) treat as the owner of Common Units, or otherwise to accord voting, distribution or liquidation rights to, any transferee to whom Common Units have been transferred in contravention of this Agreement or the LLC Agreement.

(d) Administration. Any determination by the LLC and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Participant and all other persons.

SECTION 12. Notice.

Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the U.S. Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the LLC at its principal executive office and to the Participant at the address that he or she most recently provided to the LLC in accordance with this Section 12.

SECTION 13. Entire Agreement.

The Notice of Common Unit Grant, this Agreement, the Plan, and the LLC Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

SECTION 14. Choice Of Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

SECTION 15. acknowledgements and agreements of the Participant.

(a) Tax Consequences. The Participant agrees that the LLC does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Participant’s tax liabilities. The Participant shall not make any claim against the LLC, or any of its Board of Managers, officers, directors, managers or employees related to tax liabilities arising from the Participant’s ownership of Common Units or the Participant’s other compensation. Since the Common Units are not traded on an established securities market, the determination of the Fair Market Value of the Common Units is made by the Board of Managers or by an independent valuation firm retained by the LLC. The Participant acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Participant shall not make any claim against the LLC, or any of its Board of Managers, officers, directors, managers or employees in the event that the Internal Revenue Service asserts that the valuation was too low. The Participant acknowledges that he or she has received a copy of the LLC’s explanation of the federal income tax consequences of owning the Common Units and has read such explanation. The Participant acknowledges that the LLC has encouraged the Participant to consult his or her own adviser to determine the tax consequences of acquiring the Common Units at this time.

(b) Electronic Delivery of Documents. The Participant agrees that the LLC may deliver by email all documents relating to the Plan, this Agreement or the Common Units (including, without limitation, a copy of the Plan) and all other documents that the LLC is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Participant also agrees that the LLC may deliver these documents by posting them on a website maintained by the LLC or by a third party under contract with the LLC. If the LLC posts these documents on a website, it shall notify the Participant by email of their availability. The Participant acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until this option expires or until the Participant gives the LLC written notice that it should deliver paper documents.

SECTION 16. DEFINITIONS.

Capitalized terms used in this Agreement without definition shall have the meanings given to them in the LLC Agreement. As used in this Agreement:

(a) “Agreement” shall mean this Common Unit Grant Agreement.

(b) “Assignee” shall mean a transferee of a Common Unit who has not been admitted as a Member, as provided in the LLC Agreement.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Consultant” shall mean a person, excluding Employees, Officers, Directors and Managers, who performs bona fide services for the LLC, a Parent or a Subsidiary as a consultant or advisor and who qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act.

(e) “Date of Grant” shall mean the date of grant specified in the Notice of Common Unit Grant, which date shall be the later of (i) the date on which Board of Managers resolved to grant the Common Units or (ii) the first day of the Participant’s Service.

(f) “Director” shall mean a person who serves as a director of the LLC.

(g) “Employee” shall mean any individual who is a common-law employee of the LLC or a Subsidiary.

(h) “Encumbrances” shall mean all security interests, title defects or objections, mortgages, liens, claims, charges, rights of others, pledges or other encumbrances of any nature whatsoever, including licenses, leases, chattel or other mortgages, collateral security arrangements, pledges, title imperfections, defect or objection liens, security interests, conditional and installment sales agreements, easements, infringements, encroachments or restrictions, of any kind and other title or interest retention arrangements, reservations or limitations of any nature.

(i) “Fair Market Value” shall mean the fair market value of a Common Unit, as determined by the Board of Managers. Such determination shall be conclusive and binding on all persons.

(j) “LLC” shall mean Eilean Therapeutics LLC, a Delaware limited liability company.

(k) “LLC Agreement” shall mean the Eilean Therapeutics LLC Limited Liability Company Agreement dated as of July 1, 2022, as amended from time to time, or any successor agreement.

(l) “Notice of Common Unit Grant” shall mean the document so entitled to which this Agreement is attached.

(m) “Officer” shall mean any individual who is an officer of the LLC or a Subsidiary.

(n) “Participant” shall mean the person named in the Notice of Common Unit Grant.

(o) “Plan” shall mean the Eilean Therapeutics LLC 2022 Equity Incentive Plan, as in effect on the Date of Grant.

(p) “Purchase Price” shall mean the amount paid for a Common Unit under this Agreement as indicated in the Notice of Common Unit Grant.

(q) “Right of First Refusal” shall mean the LLC’s right of first refusal described in Section 5.

(r) “Service” shall mean service as an Employee, Officer, Manager, Director or Consultant of the LLC or a Subsidiary.

(s) “Subsidiary” shall mean any entity (other than the LLC) in an unbroken chain of entities beginning with the LLC, if each of the entities other than the last entity in the unbroken chain owns shares, units or interests possessing 50% or more of the total combined voting power of all classes of shares, units or interests in one of the other entities in such chain. An entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(t) “Transfer Notice” shall mean the transfer notice described in Section 5.

(u) “Transferee” shall mean the transferee described in Section 5.

(v) “Unvested Units” shall mean Common Units granted under this Agreement that are not Vested Units.

(w) “Vest” shall mean the times when the Common Units cease to be subject to repurchase or forfeiture in accordance with Section 2.

(x) “Vested Units” shall mean Common Units granted under this Agreement that have vested in accordance with Section 2 of this Agreement and the Vesting Schedule of the Notice of Common Unit Grant.

Exhibit I

[Attach IRS Form W-9]

Exhibit II

Section 83(b) Election

This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulations Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name: ________________________________________

Address: ______________________________________

Social Security No.: _____________________________

(2)	The property with respect to which the election is made is ______ Common Units of Eilean Therapeutics LLC.

(3)	The property was transferred on ___________ __, 202_.

(4)	The taxable year for which the election is made is the calendar year 202_.

(5)	The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer’s service with the issuer is terminated. The issuer’s repurchase right lapses in a series of installments over a ______-year period ending on ___________ __, 20__.

(6)	The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction that, by its terms, will never lapse) is $__ per Unit.

(7)	The amount paid for such property is $__ per Unit.

(8)	A copy of this statement was furnished to Eilean Therapeutics LLC, for whom taxpayer rendered the services underlying the transfer of such property.

(9) This statement is executed on ___________ __, 202_.

Signature of Spouse (if any)	Signature of Taxpayer

Within thirty (30) days after the date of purchase, this election must be filed with the Internal Revenue Service Center where the Participant files his or her federal income tax returns. The filing should be made by registered or certified mail, return receipt requested. The Participant must deliver an additional copy to the LLC.

Exhibit III

ADOPTION AGREEMENT

TO THE LIMITED LIABILITY COMPANY AGREEMENT OF

EILEAN THERAPEUTICS LLC

This Adoption Agreement (“Adoption Agreement”) is entered into as of [__________], 202_, by the undersigned (the “New Member”) pursuant to the terms of that certain Limited Liability Company Agreement dated as of July 1, 2022 as amended from time to time (the “LLC Agreement”), by and among Eilean Therapeutics LLC and the Members party thereto. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the LLC Agreement. By the execution of this Adoption Agreement, the New Member agrees as follows:

(i) Acknowledgment. New Member acknowledges that he, she or it is acquiring certain Common Units of the LLC (the “Units”), subject to the terms and conditions of the LLC Agreement and that certain Common Unit Grant Agreement by and between the New Member and the LLC (the “Common Unit Grant Agreement”).

(ii)  Agreement. The New Member (i) agrees that the Common Units acquired by the New Member shall be bound by and subject to the terms of the LLC Agreement and the Common Unit Grant Agreement, and (ii) hereby adopts the LLC Agreement with the same force and effect as if the New Member were originally a party thereto.

(iii) Notice. Any notice required or permitted by the LLC Agreement shall be given to the New Member at the address listed beside the New Member’s signature below.

In Witness Whereof, each of the parties has executed this Adoption Agreement, in the case of the LLC by its duly authorized officer, as of the day and year first above written.

NEW MEMBER:

By:
Name:
Title:

Address:

Accepted and Agreed:

EILEAN THERAPEUTICS LLC

By:
Title: